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EXHIBIT 32.2 CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350


CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-KSB of Citizens First Corporation (the "Company") for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, John Steven Marcum, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:       /s/John Steven Marcum
        ---------------------------
            John Steven Marcum
            Chief Financial Officer



Date:  March  30,  2006
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